                                                                     EXHIBIT 4.2

               COMMON STOCK                                                                                        COMMON STOCK

          ---------------                                                                                ---------------

              SHARES                                    [LOGO OF EQUINIX]                                    NUMBER

          ---------------                                                                                ---------------

THIS CERTIFICATE IS TRANSFERABLE IN                                                                                CUSIP 29444U 10 6
   NEW YORK, N.Y. OR CANTON, M.A.       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS


               THIS CERTIFIES THAT





               is the owner of


                       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

                                                           EQUINIX, INC.

        transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
            Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

                 /s/ Philip J. Koen                           [SEAL]                                /s/ Peter Van Camp
                      SECRETARY                                                                 CHIEF EXECUTIVE OFFICER

                                                                                                    /s/ [ILLEGIBLE]
                                                                                                 AUTHORIZED SIGNATURE

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     A statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT ______ Custodian ______
TEN ENT - as tenants by the entireties                            (Cust)           (Minor)
JT TEN  - as joint tenants with                                   under Uniform Gift to Minors
          right of survivorship                                   Act______________________
          and not as tenants in                                            (State)
          common                                UNIF TRF MIN ACT ______Custodian (until age____)
                                                                 (Cust)
                                                                 ___________ under Uniform Transfers
                                                                   (Minor)
                                                                 to Minors Act ___________________________
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

For Value received_______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

_______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________
                                                    X______________________

                                                    X______________________
                                         NOTICE: THE SIGNATURE TO THIS
                                                 ASSIGNMENT MUST CORRESPOND WITH
                                                 THE NAME(S) AS WRITTEN UPON THE
                                                 FACE OF THE CERTIFICATE IN
                                                 EVERY PARTICULAR WITHOUT
                                                 ALTERATION OR ENLARGEMENT OR
                                                 ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

By_____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.